CONTIFINANCIAL CORPORATION,

                                               Issuer


                                    and



                         CONTINENTAL GRAIN COMPANY,

                                               Trustee




         ------------------------------------------------------------

                         FIRST SUPPLEMENTAL INDENTURE

                         Dated as of August 12, 1996


         ------------------------------------------------------------







                                $125,000,000


                             7.96% NOTES DUE 2001




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                         FIRST SUPPLEMENTAL INDENTURE

          FIRST SUPPLEMENTAL INDENTURE, dated as of August 12, 1996 (this "FIRST SUPPLEMENTAL INDENTURE") to the Indenture, dated as of February 14, 1996 (as amended, supplemented or otherwise modified, the "INDENTURE") between ContiFinancial Corporation, a Delaware corporation, as Issuer (the "COMPANY"), and Continental Grain Company, a Delaware corporation, as Trustee (the "TRUSTEE").


                             W I T N E S S E T H:

          WHEREAS, the Company and the Trustee have executed and delivered the Indenture providing for the creation and issuance of the Company's 7.96% Notes due 2001 (the "Securities");

          WHEREAS, the Company has duly authorized the execution and delivery of this First Supplemental Indenture to evidence the modifications to the Indenture as set forth herein;

          WHEREAS, this First Supplemental Indenture is being executed pursuant to and in accordance with Section 11.2 of the Indenture;

          WHEREAS, all acts and things necessary have been done to make this First Supplemental Indenture the valid and binding agreement of the Company in accordance with its terms.

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE
                                       I
                             AMENDMENT OF INDENTURE

          1.1 AMENDMENT OF SECTION 1.1. Section 1.1 of the Indenture hereby is amended by:

          (a) adding the following definitions of "Cal Lending" and "Guaranties" in appropriate alphabetical order:


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          ""CAL LENDING" means California Lending Group, Inc., a
California corporation (d/b/a United Lending Group)."

          ""GUARANTIES" by any Person shall, without duplication, mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such indebtedness or obligation or any property or assets constituting security therefor, (b) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligations or (c) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Indenture, a Guaranty in respect of any indebtedness for borrowed money shall be deemed to be indebtedness equal to the principal amount of such indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend."

          (b) deleting in their entirety the definitions of "Consolidated Long-Term Debt" and "Financial Leverage Ratio" and substituting therefor the following in appropriate alphabetical order:

          ""CONSOLIDATED LONG-TERM DEBT" means, as at any date of determination, (i) the non-current portion of long-term debt (including capitalized leases but excluding the Term Note, the Four Year Note and the Securities) of the Company and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP plus (ii) Guaranties of the non-current portion of long-term debt (including capitalized leases) of any Person other than a Consolidated Subsidiary."

          ""FINANCIAL LEVERAGE RATIO" means the ratio of (i) Consolidated Total Liabilities LESS Hedged Exposure to (ii) Consolidated Net Worth LESS an amount equal to 5% of Hedged Exposure."

          1.2 ADDITION OF SECTION 4.11. The following Section 4.11 hereby is added to the Indenture:

               "SECTION 4.11. RANKING. The Company shall cause the Securities to rank at least PARI PASSU with respect to priority of


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payment with all other existing and future senior indebtedness of the
Company and to rank senior to all future subordinated indebtedness of the Company (it being understood that any Lien permitted under Section 5.1 shall not itself cause the debt secured thereby to be in violation of this Section 4.11)."

          1.3 AMENDMENT OF SECTION 5.1. Section 5.1 of the Indenture hereby is amended by deleting in their entirety clauses (j) and (n) thereof and substituting therefor the following clauses (j) and (n):

          "(j) Liens on assets acquired by the Company or any of its Subsidiaries in connection with the origination or acquisition of such assets by the Company or such Subsidiary in the ordinary course of its business, for the purpose of enabling the Company or such Subsidiary to arrange financing in connection with the origination or acquisition of such assets;"

          "(n) Liens on excess spread receivables or subordinated certificates (or on the stock or other equity interests of any corporation, limited liability company, or other entity, substantially all the assets of which consist of excess spread receivables or subordinated certificates) of the Company or any of its Subsidiaries, regardless of whether such excess spread receivables or subordinated certificates are denominated "excess spread receivables," "residuals," "interest-only certificates," "asset backed securities," "subordinated certificates," "subordinated interests," "securitization certificates," " `B' pieces," or otherwise in the financial statements of the Company, such Liens to secure obligations of the Company or any of its Subsidiaries, PROVIDED, HOWEVER, that with respect to any Lien imposed during any period after April 2, 1996 during which the senior indebtedness of the Company is not rated equal to or higher than "Baa3" (or the equivalent) by Moody's Investors Service, Inc. (or any successor to the rating agency business thereof) and "BBB-" (or the equivalent) by Standard & Poor's Ratings Group (or any successor to the rating agency business thereof) (any such period, a "NON-INVESTMENT GRADE PERIOD"), the book value as of the date such Lien is imposed of the excess spread receivables and subordinated certificates subject to such Lien shall not exceed 50% of the book value as of such date of the aggregate excess spread receivables and subordinated certificates of the Company and its Subsidiaries which were created during such Non-Investment Grade Period."

          1.4 DELETION OF SECTION 5.2. Section 5.2 of the Indenture hereby is amended by deleting such Section in its entirety and substituting therefor the words "[Intentionally omitted]."

          1.5 AMENDMENT OF SECTION 5.4. Section 5.4 of the Indenture hereby is amended by deleting the period at the end thereof and adding the following proviso:


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               ", PROVIDED, HOWEVER, that, with respect to the Company's
fiscal year ending March 31, 1997, the Acquisition by the Company or any of its Subsidiaries of Cal Lending shall be excluded from the foregoing limitation, PROVIDED that (i) such Acquisition is completed on or prior to March 31, 1997, (ii) the cost of such Acquisition does not exceed $15,000,000 and (iii) the Company or such Subsidiary acquires all of the outstanding capital stock of Cal Lending in such Acquisition."

          1.6 AMENDMENT OF SECTION 6.2. Section 6.2 of the Indenture hereby is amended by deleting the reference to "$135,000,000" and substituting therefor "$225,000,000."

          1.7 AMENDMENT OF SECTION 6.3. Section 6.3 of the Indenture hereby is deleted in its entirety and the following is substituted therefor:

               "SECTION 6.3 LONG TERM DEBT-TO-EQUITY RATIO. Not permit the ratio of Consolidated Long-Term Debt to Consolidated Adjusted Net Worth to exceed 1.1:1 at any time on or prior to September 30, 1997 and 1:1 at any time thereafter."

                                  ARTICLE II
                                   GENERAL

          2.1 DEFINITIONS. Unless otherwise provided for herein, the terms used herein shall have the meanings ascribed to such terms in the Indenture.

          2.2 GOVERNING LAW. This First Supplemental Indenture, the Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

          2.3 COUNTERPARTS. This First Supplemental Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this First Supplemental Indenture.

          2.4 TRUSTEE'S DISCLAIMER. The Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and makes no representations as to the validity or sufficiency of this First Supplemental Indenture and shall incur no liability or responsibility in respect of the validity thereof.


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          IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        CONTIFINANCIAL CORPORATION,
                                         as Issuer


                                        By:
                                          ----------------------------
                                          Name:
                                          Title:


                                        CONTINENTAL GRAIN COMPANY,
                                         as Trustee


                                        By:
                                          ----------------------------
                                          Name:
                                          Title:


                                        By:
                                          ----------------------------
                                          Name:
                                          Title:


Consented to by:

CONTINENTAL GRAIN COMPANY,
Holder of 100% of the Securities


By:
   -----------------------------
   Name:
   Title: